--MAS---------------------------------------------ADVISER CLASS PROSPECTUS----
---------                                                                   --
MAS FUNDS


                                Equity Portfolio

                                January 20, 1998

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Client Services: 1-800-354-8185    Prices and Investment Results: 1-800-522-1525
--------------------------------------------------------------------------------

 MAS Funds (the Fund) is a no-load mutual fund consisting of twenty-eight portfolios, one of which is described in this Prospectus. The portfolio operates as a separate diversified investment company. The investment objective of the portfolio is described with a summary of investment policies as referenced below. This Prospectus offers the Adviser Class Shares of the Fund. The Fund also offers Institutional Class Shares and Investment Class Shares.

--------------------------------------------------------------------------------
                            PORTFOLIO PAGE REFERENCE

                      How to Use This Prospectus:                   3


                      Portfolio Summary:
                        Equity                                      5

                      Prospectus Glossary:
                        Strategy                                   10
                        Investments                                10

                      General Shareholder

                       Information:                                16


                      Table of Contents:                           28

--------------------------------------------------------------------------------
  This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 31, 1997 as revised from time to time, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Client Services Group at the telephone number shown above.
--------------------------------------------------------------------------------


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
              THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
               SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                          ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





   MILLER
     ANDERSON
& SHERRERD, LLP -  ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
--------------------------------------------------------------------------------

EXPENSE SUMMARY - ADVISER CLASS SHARES

The following tables illustrate the various expenses and fees that a shareholder in the portfolio will incur either directly or indirectly. The Adviser may from time to time waive fees or reimburse expenses thereby reducing total operating expenses.



          Shareholder Transaction Expenses:
          Sales Load Imposed on Purchases                         None
          Sales Load Imposed on Reinvested Dividends              None
          Redemption Fees                                         None
          Exchange Fees                                           None

          Annual Fund Operating Expenses:
          (as a percentage of average net assets after fee waivers)
          12b-1 Fees                                             0.25%


                    Investment                                Total
                     Advisory             Other             Operating
 Portfolio             Fees              Expenses            Expenses
-----------         ------------         ----------         ----------
Equity               0.500%               0.150%             0.900%



Where applicable as described in Financial Highlights, the Total Operating Expense ratio reflected in the table above is higher than the ratio of expenses actually deducted from portfolio assets because of the effect of expense offset arrangements. The result of such arrangements is to offset expenses that otherwise would be deducted from portfolio assets.


EXAMPLE


The purpose of this table is to assist in understanding the various expenses that a shareholder in the portfolio will bear directly or indirectly. The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.




 Portfolio          1 year           3 year           5 year        10 year
-----------         --------         --------         --------      --------
Equity                 $9              $29              $50           $111


--------------------------------------------------------------------------------
MAS Funds - 2          Terms in bold type are defined in the Prospectus Glossary

HOW TO USE THIS PROSPECTUS



A PROSPECTUS SUMMARY begins on page 3;

FINANCIAL HIGHLIGHTS and a description of YIELD AND TOTAL RETURN begin on page
6;

GENERAL INFORMATION including INVESTMENT LIMITATIONS pertinent to the portfolio begins on page 8;

SUMMARY PAGE for the portfolio's Objective, Policies and Strategies begins on page 9;

The PROSPECTUS GLOSSARY which defines specific Allowable Investments, Policies and Strategies printed in bold type throughout this Prospectus begins on page 10;

GENERAL SHAREHOLDER INFORMATION begins on page 16.



PROSPECTUS SUMMARY


Equity - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Common Stocks of companies which are deemed by the Adviser to have earnings growth potential greater than the economy in general and greater than the expected rate of inflation.

RISK FACTORS: Prospective investors in the Fund should consider the following factors as they apply to the portfolio's allowable investments and policies. See the Prospectus Glossary for more information on terms printed in bold type:



o The portfolio may invest in Repurchase Agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;


o The portfolio may participate in a Securities Lending program which entails a risk of loss should a borrower fail financially;


o Fixed-Income Securities that may be acquired by the portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the portfolio. The value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa;

o Investments in Common Stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the portfolio's net asset value;


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Funds - 3

o Securities purchased on a When-Issued basis may decline or appreciate in market value prior to their actual delivery to the portfolio;


o The portfolio may invest a portion of its assets in Derivatives including Futures & Options. Futures contracts, options and options on futures contracts entail certain costs and risks, including imperfect correlation between the value of the securities held by the portfolio and the value of the particular derivative instrument, and the risk that the portfolio could not close out a futures or options position when it would be most advantageous to do so;

o The portfolio may invest in certain instruments such as Forwards, certain types of Futures & Options, certain types of When-Issued Securities which require the portfolio to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments. As asset segregation reaches certain levels, a portfolio may lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses; and

o Investments in foreign securities involve certain special considerations which are not typically associated with investing in U.S. companies. See Foreign Investing. The portfolios investing in foreign securities may also engage in foreign currency exchange transactions. See Forwards, Futures & Options, and Swaps.


HOW TO INVEST: Adviser Class Shares of the portfolio are available to Shareholders with combined investments of $500,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Shares are offered directly to investors without a sales commission at the net asset value of the portfolio next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund. The Fund also offers Institutional and Investment Class Shares which differ from the Adviser Class Shares in expenses charged and purchase requirements. Further information relating to the other classes may be obtained by calling 800-354-8185.


HOW TO REDEEM: Shares of the portfolio may be redeemed at any time at the net asset value of the portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See Redemption of Shares and Shareholder Services.


THE FUND'S INVESTMENT ADVISER: Miller Anderson & Sherrerd, LLP (the "Adviser" or "MAS") is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley, Dean Witter, Discover & Co. and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser provides investment counseling services to employee benefit plans, endowments, foundations and other institutional investors, and as of September 30, 1997 had in excess of $55.7 billion in assets under management.



THE FUND'S DISTRIBUTOR: MAS Fund Distribution, Inc. (the "Distributor") provides distribution services to the Fund.


ADMINISTRATIVE SERVICES: The Adviser provides the Fund directly, or through third parties, with fund administration services. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank serves as Transfer Agent to the Fund. See Administrative Services.

--------------------------------------------------------------------------------
MAS Funds - 4          Terms in bold type are defined in the Prospectus Glossary

            Financial Highlights -- Fiscal Years Ended September 30 Selected per share data and ratio for a share of each Portfolio outstanding throughout each period

The following information should be read in conjunction with the Fund's financial statements which are included in the Annual Report to Shareholders and incorporated by reference in the Statement of Additional Information. The Fund's financial statements for the year ended September 30, 1996 have been examined by Price Waterhouse LLP whose opinion thereon (which was unqualified) is also incorporated by reference in the Statement of Additional Information.


The Adviser Class shares of the Equity Portfolio had not commenced operations as of September 30, 1996, therefore, Institutional Class share financial information is provided to investors for informational purposes only and should be referred to as a historical guide to the portfolio's operations and expenses. Past performance does not indicate future results.


--------------------------------------------------------------------------------


                                     Net Gains                      Dividend
        Net Asset                    or Losses                    Distributions     Capital Gain
         Value-         Net        on Securities    Total from        (net          Distributions    Other
        Beginning    Investment    (realized and    Investment     investment       (realized net    Distri-
        of Period      Income       unrealized)     Activities       income)       capital gains)    butions
        -----------  ------------  ---------------  ------------  ---------------  ----------------  ---------
Equity Portfolio (Commencement of Institutional Class Operations 11/4/84)#
1996    $24.43       $0.50         $3.26            $3.76         ($0.50)          ($2.02)             --
1995     21.05        0.52          4.55             5.07         ( 0.52)          ( 1.17)             --
1994     22.82        0.44          0.41             0.85         ( 0.41)          ( 2.21)             --
1993     22.04        0.41          1.95             2.36         ( 0.43)          ( 1.15)             --
1992     20.78        0.43          1.86             2.29         ( 0.42)          ( 0.61)             --
1991     15.86        0.44          5.64             6.08         ( 0.44)          ( 0.72)             --
1990     18.65        0.48         (2.57)           (2.09)        ( 0.54)          ( 0.16)             --
1989     14.48        0.51          4.15             4.66         ( 0.46)          ( 0.03)             --
1988     17.14        0.40         (1.93)           (1.53)        ( 0.32)          ( 0.81)             --
1987     14.09        0.43          3.67             4.10         ( 0.41)          ( 0.64)             --



                     Net Asset                Net Assets-      Ratio of      Ratio of
         Total        Value-                    End of         Expenses     Net Income    Annual      Average
        Distri-       End of       Total        Period        to Average    to Average   Turnover    Commission
        butions       Period      Return**    (thousands)     Net Assets    Net Assets     Rate        Rate##
        -----------  -----------  ----------  -------------  ------------  ------------  ----------  -----------
Equity Portfolio (Commencement of Institutional Class Operations 11/4/84)#
1996    ($2.52)      $25.67        16.48%       $1,442,261       0.60%         1.95%        67%       $0.0557
1995     (1.69)       24.43        26.15         1,597,632       0.61          2.39         67
1994     (2.62)       21.05         4.11         1,193,017       0.60          2.10         41
1993     (1.58)       22.82        11.05         1,098,003       0.59          1.86         51
1992     (1.03)       22.04        11.55           918,989       0.59          2.03         21
1991     (1.16)       20.78        40.18           675,487       0.60          2.36         33
1990     (0.70)       15.86       (11.67)          473,261       0.59          2.66         44
1989     (0.49)       18.65        32.95           602,261       0.59          3.29         29
1988     (1.13)       14.48        (8.41)          385,864       0.62          2.99         51
1987     (1.05)       17.14        30.89           322,803       0.66          2.88         66


*   Annualized

**  Total return figures for partial years are not annualized.
# For the years ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Equity Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.60% and 0.60%, respectively for the Equity Portfolio.
## For fiscal years beginning on or after Sepember 1, 1995 a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Funds - 5

YIELD AND TOTAL RETURN


From time to time the portfolio advertises its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return reflects changes in the price of the portfolio's shares and assumes that any income dividends and/or capital gain distributions made by the portfolio during the period were reinvested in additional shares of the portfolio. Figures will be given for one-, five- and ten-year periods ending with the most recent calendar quarter-end (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations). When considering average total return figures for periods longer than one year, it is important to note that a portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.

In addition to average annual total return, the portfolio may also quote an aggregate total return for various periods representing the cumulative change in value of an investment in the portfolio for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (e.g., income dividends or returns for specific types of securities such as industry or country types).

The yield of the portfolio is computed by dividing the net investment income per share (using the average number of shares entitled to receive dividends) earned during the 30-day period stated in the advertisement by the closing price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes as expenses of the portfolio all recurring fees and any non recurring charges for the period stated. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the portfolio to maintain its books and records, therefore the advertised 30-day yield may not reflect the income paid to your own account or the yield reported in the portfolio's reports to shareholders. The portfolio may also advertise or quote a yield which is gross of expenses.

The performance of the portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, returns of other investment advisers and mutual funds, and various indices as further described in the Statement of Additional Information.


The performance of Institutional Class Shares, Investment Class Shares and Adviser Class Shares differ because of any class-specific expenses paid by each class and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

The Annual Report to Shareholders of the Fund for the Fund's most recent fiscal year-end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request by writing to the Fund or calling the Client Services Group at the telephone number shown on the front cover of this Prospectus.


--------------------------------------------------------------------------------
MAS Funds - 6          Terms in bold type are defined in the Prospectus Glossary

GENERAL INFORMATION


     The following information relates to the portfolio and should be read in conjunction with the specific information about the portfolio.


     Objective: The portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return or current income achieved by the portfolio may not be as great as that achieved by another portfolio that can invest in a broader range of securities. The objective of the portfolio is fundamental and may only be changed with approval of holders of a majority of the shares of the portfolio. The achievement of the portfolio's objective cannot be assured.


     Suitability: The portfolio is designed for long-term investors who can accept the risks entailed in investing in the stock and bond markets, and is not meant to provide a vehicle for playing short-term swings in the market. The portfolio is designed principally for the investments of tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. Since such investors are not subject to Federal income taxes, securities transactions for the portfolio will not be influenced by the different tax treatment of long-term capital gains, short-term capital gains, and dividend income under the Internal Revenue Code.




     Securities Lending: The portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, the portfolio will not loan its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.


     Illiquid Securities/Restricted Securities: The portfolio may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933, that are determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees.


     Turnover: The Adviser manages the portfolio generally without regard to restrictions on annual turnover . In general, the portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The annual turnover rate of the portfolio may exceed 100%.


     High rates of annual turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a portfolio. Trading in Fixed-Income Securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.


     Cash Equivalents/Temporary Defensive Investing: Although the portfolio intends to remain substantially fully invested, a small percentage of the portfolio's assets are generally held in the form of Cash Equivalents in



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Funds - 7
order to meet redemption requests and otherwise manage the daily affairs of the portfolio. In addition, the portfolio may, when the Adviser deems that market conditions are such that a temporary defensive approach is desirable, invest in cash equivalents or the Fixed-Income Securities listed for that portfolio without limit. In addition, the Adviser may, for temporary defensive purposes, increase or decrease the average weighted maturity or duration of the portfolio without regard to the portfolio's usual average weighted maturity.

     Concentration: Concentration is defined as investment of 25% or more of the portfolio's total assets in the securities of issuers operating in any one industry. Except as provided in the portfolio's specific investment policies or as detailed in the Investment Limitations, the portfolio will not concentrate investments in any one industry.

     Investment Limitations: The portfolio is subject to certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:

     (a) with respect to 75% of its assets, the portfolio will not purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets taken at market value would be invested in the securities of any single issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (b) with respect to 75% of its assets, the portfolio will not purchase a security if, as a result, the portfolio would hold more than 10% of the outstanding voting securities of any issuer;

     (c) the portfolio will not acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the portfolio's total assets would be invested in securities of companies within such industry; provided, however, that (1) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (3) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (4) asset-backed securities will be classified according to the underlying assets securing such securities;



     (d) the portfolio will not make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into Repurchase Agreements, (ii) by lending its portfolio securities and (iii) by lending portfolio assets to other portfolios of the Fund, so long as such loans are not inconsistent with the Investment Company Act of 1940, as amended or the Rules and Regulations, or interpretations or orders of the Securities and Exchange Commission thereunder;

     (e) the portfolio will not borrow money, except (i) as a temporary measure for extraordinary or emergency purposes or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

     (f) the portfolio may pledge, mortgage or hypothecate assets in an amount up to 50% of its total assets, provided that the portfolio may also segregate assets without limit in order to comply with the requirements of Section 18(f) of the Investment Company Act of 1940, (the "1940 Act"), and applicable interpretations thereof published from time to time by the Securities and Exchange Commission ("SEC") and its staff; and

     (g) the portfolio will not invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder.


--------------------------------------------------------------------------------
MAS Funds - 8          Terms in bold type are defined in the Prospectus Glossary

     Limitations (a), (b), (c), (d) and (e), and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the shares of the portfolio. The other investment limitations described here and in the Statement of Additional Information are not fundamental policies meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.



Equity Portfolio


Objective:      To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in dividend-paying common stocks of companies which are deemed by the Adviser to demonstrate long-term earnings growth that is greater than the economy in general and greater than the expected rate of inflation.




Approach:       The investment process is designed to capture value by
                identifying stocks that offer low but rising expectations.
                Equity valuations reflect the level of market expectations for companies, while earnings-estimate revision data indicate the direction of changes in expectations. In addition, the Adviser diversifies across sectors to preserve return while reducing risk; thus, the best values within each sector of the market are sought. A group of senior portfolio managers invests equal portions of the portfolio using a disciplined approach to stock selection, supported by fundamental research analysts. Each manager makes his or her own buy, sell and sector-allocation decisions. Overall sector allocation is reviewed regularly to preserve the benefits of diversification.




Policies:       Generally at least 65% invested in Equity Securities
                Up to 5% invested in Foreign Equities (excluding ADRs)
                Derivatives may be used to pursue portfolio strategy




Capitalization Range: Generally greater than $1 billion



Allowable        ADRs                 Corporates           Futures & Options         Swaps
Investments:     Agencies             Foreign Bonds        Investment Companies      U.S. Governments
                 Cash Equivalents     Foreign Currency     Preferred Stock           Warrants
                 Common Stock         Foreign Equities     Repurchase Agreements     When Issued
                 Convertibles         Forwards             Rights                    Zero Coupons


Comparative Index: S&P 500 Index


Strategies:     Core Equity Investing


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Funds - 9

PROSPECTUS GLOSSARY


CHARACTERISTICS AND RISKS OF STRATEGY AND INVESTMENTS



STRATEGY


Core Equity Investing: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on MAS's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.




INVESTMENTS



The portfolio may invest in the securities defined below in accordance with its listing of Allowable Investments and any quality or policy constraints.



ADRs--American Depository Receipts: are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders. ADRs also include American Depositary Shares.



Agencies: are securities which are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association or any of several other agencies.



Cash Equivalents: are short-term fixed-income instruments comprising:



(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


The portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the Foreign Investing section of this Prospectus.


The portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the


--------------------------------------------------------------------------------
MAS Funds - 10         Terms in bold type are defined in the Prospectus Glossary
principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the portfolio.


(2) The portfolio may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);


(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and


(6) Repurchase agreements collateralized by securities listed above.


Common Stocks: are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Convertibles: are convertible bonds or shares of convertible Preferred Stock which may be exchanged for a fixed number of shares of Common Stock at the purchaser's option.


Corporates--Corporate bonds: are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The portfolio will buy Corporates subject to any quality constraints. If a security held by the portfolio is down-graded, the portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the portfolio.

Derivatives: A financial instrument whose value and performance are based on the value and performance of another security or financial instrument. The Adviser will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the portfolio. The Adviser will not use derivatives to increase portfolio risk above the level that could be achieved in the portfolio using only traditional investment securities. In addition, the Adviser will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not listed in the applicable Allowable Investments for the portfolio. Any applicable limitations are described under each investment definition. The portfolios may enter into over-the-counter Derivatives transactions (Swaps, Caps, Floors, Puts, etc., but excluding CMOs, Forwards, Futures and Options, and SMBS) with counterparties approved by MAS in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to, CMOs, Forwards, Futures and Options, SMBS, Structured Notes and Swaps. See the portfolio's listing of Allowable Investments to determine which of these the portfolio may hold.


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Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 11

Equity Securities: Commonly include but are not limited to Common Stock, Preferred Stock, ADRs, Rights, Warrants, Convertibles, and Foreign Equities. See the portfolio's listing of Allowable Investments to determine which of the above the portfolio can hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type.

Fixed-Income Securities: Commonly include but are not limited to U.S. Governments, Zero Coupons, Agencies, Corporates, Convertibles, Floaters, Cash Equivalents, Repurchase Agreements, Preferred Stock, and Foreign Bonds. See the portfolio's listing of Allowable Investments to determine which securities the portfolio may hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type of security.

Foreign Bonds: are Fixed-Income Securities denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; and (3) non-government foreign corporate debt securities.

Foreign Currency: The portfolio may invest in foreign securities and will regularly transact security purchases and sales in foreign currencies. The portfolio may hold foreign currency or purchase or sell currencies on a forward basis (see Forwards).


Foreign Equities: are Common Stock, Preferred Stock, Rights and Warrants of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets. Foreign Equities also include Depositary Receipts. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies (see Foreign Investing).

Forwards--Forward Foreign Currency Exchange Contracts: are Derivatives which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.


The portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the portfolio has or expects to have portfolio exposure. The portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. The portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to the portfolio's obligations in a segregated account throughout the duration of the contract.

The portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying


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MAS Funds - 12         Terms in bold type are defined in the Prospectus Glossary
currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with the portfolio's obligation under the forward contract. On the date of maturity, the portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges, or a synthetic position, there is an additional risk in that those transactions create residual foreign currency exposure. When the portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge, or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.


Futures & Options--Futures Contracts, Options on Futures Contracts and
Options: are Derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.


The portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. It will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.


Possible Risks: The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by the portfolio and the prices of futures and options relating to the stocks, bonds or futures contracts purchased or sold by the portfolio; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on the portfolio's ability to execute futures and options strategies. Additional risks associated with options transactions are (i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the-counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances; (iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and
(iv) the risk that the portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.


Investment Companies: The portfolio is permitted to invest in shares of other open-end or closed-end investment companies. The 1940 Act, as amended, generally prohibits the portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.


To the extent the portfolio invests a portion of its assets in Investment Companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the portfolio itself. The portfolio may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.


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Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 13

Preferred Stock: are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.



Repurchase Agreements: are transactions by which the portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.


Pursuant to an order issued by the SEC, the portfolio may pool its daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the portfolio will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. The portfolio's participation in the income from jointly purchased repurchase agreements will be based on that portfolio's percentage share in the total purchase agreement.


Rights: represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.


Swaps--Swap Contracts: are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.


The portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two returns. The portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. The portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Trustees.


Possible Risks: Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the portfolio's risk of loss consists of the net amount of interest payments that the portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.


--------------------------------------------------------------------------------
MAS Funds - 14         Terms in bold type are defined in the Prospectus Glossary

Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolios would be less favorable than it would have been if this investment technique were not used.

U.S. Governments--U.S. Treasury securities: are Fixed-Income Securities which are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest.

Warrants: are options issued by a corporation which give the holder the option to purchase stock.


When-Issued Securities: are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. No payment or delivery is made by a portfolio in a when-issued transaction until the portfolio receives payment or delivery from the other party to the transaction. Although the portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.


Zero Coupons--Zero Coupon Obligations: are Fixed-Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

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Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 15

GENERAL SHAREHOLDER INFORMATION



PURCHASE OF SHARES


Adviser Class Shares are available to Shareholders with combined investments of $500,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others.



Adviser Class Shares of the portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. The portfolio determines net asset value as described under Other Information-Valuation of Shares each day that the portfolio is open for business. See Other Information-Closed Holidays and Valuation of Shares.



Initial Purchase by Mail: Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Registration Form (provided at the end of the prospectus) and mailing it to the MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868 together with a check ($500,000 minimum) payable to MAS Funds.



The portfolio requested should be designated on the Account Registration Form. Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited at the net asset value per share of the portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund. Please note that purchases made by check in any portfolio are not permitted to be redeemed until payment of the purchase has been collected, which may take up to eight business days after purchase. Shareholders can avoid this delay by purchasing shares by wire.


Initial Purchase by Wire: Subject to acceptance by the Fund, Adviser Class Shares of the portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank, The Chase Manhattan Bank (see instructions below). A completed Account Registration Form should be forwarded to MAS Funds' Client Services Group in advance of the wire. Notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value. Adviser Class Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds Wire in a specified amount to the Fund's Custodian Bank using the following wiring instructions:

                       The Chase Manhattan Bank
                       1 Chase Manhattan Plaza
                       New York, NY 10081
                       ABA #021000021
                       DDA #910-2-734143
                       Attn: MAS Funds Subscription Account
                       Ref: (Equity Portfolio, Account Number, Account Name)



Additional Investments: Additional investments of Adviser Class Shares at net asset value may be made at any time (minimum investment $1,000) by mailing a check (payable to MAS Funds) to MAS Funds' Client Services

--------------------------------------------------------------------------------
MAS Funds - 16         Terms in bold type are defined in the Prospectus Glossary

Group at the address noted under Initial Investments by Mail or by wiring Federal Funds to the Custodian Bank as outlined above. Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. Notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value.



Other Purchase Information: The Fund reserves the right, in its sole discretion, to suspend the offering of Adviser Class Shares of any of its portfolios or to reject any purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Fund also reserves the right, in its sole discretion, to waive the minimum initial and subsequent investment amounts.



Purchases of the portfolio's Adviser Class Shares will be made in full and fractional shares of the portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


Adviser Class Shares of the portfolio are also sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (Shareholder Organizations). Investors purchasing and redeeming shares of the portfolio through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund may pay compensation to or receive compensation from Shareholder Organizations for the sale of Adviser Class Shares.




REDEMPTION OF SHARES



Adviser Class Shares of the portfolio may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of Adviser Class Shares redeemed may be more or less than the purchase price, depending on the net asset value at the time of redemption which is based on the market value of the investment securities held by the portfolio. See other Information-Closed Holidays and Valuation of Shares.


By Mail: The portfolio will redeem Adviser Class Shares at the net asset value next determined after the request is received in good order. Requests should be addressed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.



To be in good order, redemption requests must include the following documentation:


(a) The share certificates, if issued;


(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;


(c) Any required signature guarantees (see Signature Guarantees); and


(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

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Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 17

Signature Guarantees: To protect your account, the Fund and the Administrator from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact MAS Funds' Client Services Group for further details.

By Telephone: Provided the Telephone Redemption Option has been authorized by the shareholder on the Account Registration Form, a redemption of shares may be requested by calling MAS Funds' Client Services Group and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Shares cannot be redeemed by telephone if share certificates are held for those shares.

By Facsimile: Written requests in good order (see above) for redemptions, exchanges, and transfers may be forwarded to the Fund via facsimile. All requests sent to the Fund via facsimile must be followed by a telephone call to MAS Funds' Client Services Group to ensure that the instructions have been properly received by the Fund. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

Payment of the redemption proceeds will ordinarily be made within three business days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date of redemption at times when the NYSE, the Custodian, or the Fund is closed (see Other Information-Closed Holidays) or under any emergency circumstances as determined by the Securities and Exchange Commission.

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a portfolio in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors may incur brokerage charges on the sale of portfolio securities received in such payments of redemptions.



SHAREHOLDER SERVICES


Exchange Privilege: Each portfolio's Adviser Class Shares may be exchanged for shares of the Fund's other portfolios offering Adviser Class Shares based on the respective net asset values of the shares involved. The exchange privilege is only available, however, with respect to portfolios that are registered for sale in a shareholder's state of residence. There are no exchange fees. Exchange requests should be sent to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

Because an exchange of shares amounts to a redemption from one portfolio and purchase of shares of another portfolio, the above information regarding purchase and redemption of shares applies to exchanges. Shareholders should note that an exchange between portfolios is considered a sale and purchase of shares. The sale of shares may result in a capital gain or loss for tax purposes.

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MAS Funds - 18         Terms in bold type are defined in the Prospectus Glossary

The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing. The Fund reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

Transfer of Registration: The registration of Fund shares may be transferred by writing to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868. As in the case of redemptions, the written request must be received in good order as defined above. Unless shares are being transferred to an existing account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party.



VALUATION OF SHARES


Equity Portfolio:

     Net asset value per share is determined by dividing the total market value of the portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the portfolio. Net asset value per share is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Equity Securities listed on a U.S. securities exchange or NASDAQ for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed Equity Securities is taken from the exchange where the security is primarily traded. Equity Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars. Unlisted Equity Securities and listed U.S. Equity Securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods approved by the Trustees.


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES: Dividends and Capital Gains
Distributions:

o The Equity Portfolio normally distributes substantially all of its net investment income in the form of quarterly dividends.

If the portfolio does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made.

If any net capital gains are realized from the sale of underlying securities, the portfolio normally distributes such gains with the last dividend for the calendar year.


All dividends and capital gains distributions are automatically paid in additional shares of the portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund and may be made on the Account Registration Form.


Undistributed net investment income is included in the portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the ex-dividend date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 19

Federal Taxes: The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal income tax treatment of the portfolio or its shareholders. In addition, state and local tax consequences of an investment in the portfolio may differ from the Federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes.


The portfolio intends to qualify for taxation as a regulated investment company under the Internal Revenue Code of 1986 (the "Code") so that the portfolio will not be subject to Federal income tax to the extent it distributes net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) to shareholders. The portfolio is treated as a separate entity for Federal income tax purposes and is not combined with any of the Funds' other portfolios. Dividends, either in cash or reinvested in shares, paid by the portfolio from net investment income will be taxable to shareholders as ordinary income.

Whether paid in cash or additional shares of the portfolio, capital gains distributions are taxable to shareholders at capital gains rates. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by the portfolio from U.S. corporations. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by the portfolio. Such dividends and distributions may also be subject to state and local taxes.

Exchanges and redemptions of shares in the portfolio are taxable events for Federal income tax purposes. Individual shareholders may also be subject to state and municipal taxes on such exchanges and redemptions.

The portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the Federal excise tax. To do so, the portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year. Dividends declared in October, November or December by the portfolio will be deemed to have been paid by such portfolio and received by shareholders on December 31st of the year declared provided that the dividends are paid before February 1 of the following year.


The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.


Foreign Income Taxes: Investment income received by the portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into Tax Treaties with many foreign countries which entitle the portfolio to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the portfolio's assets to be invested within various countries is not known. The portfolio intends to operate so as to qualify for treaty reduced rates of tax where applicable. The portfolio will not be able to elect to treat shareholders as having paid their proportionate share of such taxes for foreign tax credit purposes.


State and Local Taxes: The Fund is formed as a Pennsylvania Business Trust and therefore is not liable, under current law, for any corporate income or franchise tax of the Commonwealth of Pennsylvania. The Fund will provide Pennsylvania taxable values on a per share basis upon request.

--------------------------------------------------------------------------------
MAS Funds - 20         Terms in bold type are defined in the Prospectus Glossary

TRUSTEES OF THE TRUST: The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

INVESTMENT ADVISER: The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP (the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley, Dean Witter, Discover & Co. and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of September 30, 1997 had in excess of $55.7 billion in assets under management. On May 31, 1997, Morgan Stanley Group Inc., then the indirect parent of the Adviser, merged with Dean Witter, Discover & Co. to form Morgan Stanley, Dean Witter, Discover & Co. In connection with this transaction, the Adviser entered into a new Investment Management Agreement ("Agreement") with MAS Funds dated May 31, 1997, which Agreement was approved by the shareholders of each portfolio at a special meeting held on May 1, 1997 or at an adjournment of such meeting held on May 12, 1997. The Adviser will retain its name and remain at its current location, One Tower Bridge, West Conshohocken, PA 19428. The Adviser will continue to provide investment counseling services to employee benefit plans, endowments, foundations and other institutional investors.

Under the Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's portfolios and to place each portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, each portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the portfolio's average daily net assets for the quarter:





                                                  Rate
                                                 ------
                Equity Portfolio                 .500%



For the fiscal year ended September 30, 1996, the Adviser received 0.500% as compensation for its services.



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 21

PORTFOLIO MANAGEMENT:


The investment professionals of MAS who are primarily responsible for the day-to-day management of the portfolio are as follows:

Arden C. Armstrong, Managing Director, Morgan Stanley, joined MAS in 1986. She assumed responsibility for the Equity Portfolio in 1994.

Kurt Feuerman, Managing Director, Morgan Stanley, joined Morgan Stanley in 1990. He assumed responsibility for the Equity Portfolio in 1996.

James J. Jolinger, Vice President, Morgan Stanley, joined MAS in 1994. He served as Equity Analyst for Oppenheimer Capital from 1987-1994. He assumed responsibility for the Equity Portfolio in 1997.

Nicholas J. Kovich, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Equity Portfolio in 1994.

Robert J. Marcin, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Equity Portfolio in 1994.

Gary G. Schlarbaum, Managing Director, Morgan Stanley; Director, MAS Fund Distribution, Inc.; joined MAS in 1987. He assumed responsibility for the Equity Portfolio in 1987.


ADMINISTRATIVE SERVICES: MAS serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston MA 02108-3913, serves as Transfer Agent to the Fund pursuant to an agreement also dated as of November 18, 1993, and provides fund accounting and other services pursuant to a sub-administration agreement with MAS as Administrator.

DISTRIBUTION PLAN: Adviser Class Shares are sold without a sales charge, but are subject to a Rule 12b-1 fee. The Fund, on behalf of the applicable portfolio, will make monthly payments to the Fund's distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to
 .25% of each portfolio's average daily net assets attributable to Adviser Class Shares. The Fund's distributor will use the Rule 12b-1 fee it receives for (i) compensation for its services in connection with distribution assistance or provision of shareholder or account maintenance services, or (ii) payments to financial intermediaries, plan fiduciaries, and investment professionals, including the Adviser, for providing distribution support services, and/or account maintenance services to shareholders (including, where applicable, any underlying beneficial owners) of Adviser Class Shares.

GENERAL DISTRIBUTION AGENT: Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.


PORTFOLIO TRANSACTIONS: The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. In doing so, the portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.


--------------------------------------------------------------------------------
MAS Funds - 22         Terms in bold type are defined in the Prospectus Glossary

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's portfolios or who act as agents in the purchase of shares of the portfolios for their clients.

Some securities considered for investment by the portfolio may also be appropriate for other clients served by the Adviser (including other portfolios of the Fund). If purchase or sale of securities consistent with the investment policies of the portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees. MAS may use its broker dealer affiliates, including Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., the parent of MAS's general partner and limited partner, to carry out the Fund's transactions, provided the Fund receives brokerage services and commission rates comparable to those of other broker dealers.

OTHER INFORMATION: Description of Shares and Voting Rights: The Fund was established under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 18, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently the Fund consists of twenty-seven portfolios.

The shares of the portfolio are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

Meetings of shareholders will not be held except as required by the 1940 Act, as amended, and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.


Custodians: The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The custodians hold cash, securities and other assets as required by the 1940 Act.

Transfer and Dividend Disbursing Agent: Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108-3913, serves as the Fund's Transfer Agent and dividend disbursing agent.

Reports: Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants.

Litigation: The Fund is not involved in any litigation.


Closed Holidays: Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 23

TRUSTEES AND OFFICERS


The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:


Thomas L. Bennett,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; formerly Director, Morgan Stanley Universal Funds, Inc.

Thomas P. Gerrity, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Fannie Mae; Direcctor, Reliance Group Holdings; Director, Melville Corporation.



Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

Joseph J. Kearns, Trustee; Vice President and Treasurer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

Vincent R. McLean, Trustee; Director, Alexander and Alexander Services, Inc.; Director, Legal and General America, Inc.; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------
James D. Schmid, President, MAS Funds; Principal, Morgan Stanley; Head of
Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, The Chase Manhattan Bank.

Lorraine Truten, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.


John H. Grady, Jr., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius, LLP; formerly Attorney, Ropes & Gray.


--------------------------------------------------------------------------------
MAS Funds - 24         Terms in bold type are defined in the Prospectus Glossary


--MAS---------------------------------------------------------------------------------ACCOUNT REGISTRATION FORM---------------------
MAS FUNDS
                                                                                          MAS Fund Distribution, Inc.
                                                                                          General Distribution Agent
------------------------------------------------------------------------------------------------------------------------------------
(1)                   |
REGISTRATION/PRIMARY  ||_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
                      |
MAILING ADDRESS       ||_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
                      |
                      | Attention  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Confirmations and     |
month-end statements  | Street or P.O. Box |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
will be mailed        |
to this address.      | City   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_| State |_|_|  Zip  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
                      |
                      | Telephone No.  |_|_|_|-|_|_|_|-|_|_|_|_|_|
                      |
                      | Form of Business
                      | Entity:            [ ] Corporation   [ ] Partnership   [ ] Trust   [ ] Other _____________________________
                      | Type of Account:   [ ] Defined Benefit Plan  [ ] Defined Contribution Plan  [ ] Profit Sharing/Thrift Plan
                      |
                      |                    [ ] Other Employee Benefit Plan ___________________________________________
                      |
                      |                    [ ] Endowment   [ ] Foundation   [ ] Taxable   [ ] Other (Specify)_________
                      |
                      | [ ] United States Citizen  [ ] Resident Alien  [ ] Non-Resident Alien, Indicate Country of Residence _______
------------------------------------------------------------------------------------------------------------------------------------
 (2)                  |
INTERESTED PARTY      |
OPTION                |
                      |
In addition to the    |
account statement     |
sent to the above     |Attention   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
registered address,   | Company
the Fund is           | (If Applicable)  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
authorized to mail    |
duplicate statements  | Street or P.O. Box |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
to the name and       |
address provided      | City   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_| State |_|_|  Zip  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
at right.             |
                      | Telephone No.  |_|_|_|-|_|_|_|-|_|_|_|_|_|
For additional        |
interested party      |
mailings, please      |
attach a separate     |
sheet.                |
------------------------------------------------------------------------------------------------------------------------------------

(3) INVESTMENT                  [ ] Equity Portfolio                                   $_________________

     For Purchase of:
------------------------------------------------------------------------------------------------------------------------------------

(4) TAXPAYER IDENTIFICATION NUMBER
     Part 1.

        Social Security Number                                           IMPORTANT TAX INFORMATION

        |_|_|_|-|_|_|-|_|_|_|_|                  You (as a payee) are required by law to provide us (as payer) with your correct taxpayer identification number. Accounts that have a missing or incorrect
                 or                              taxpayer identification number will be or subject to backup withholding at a 31%
    Employer Identification Number               rate on ordinary income and capital gains distribution as well as redemptions.
                                                 Backup withholding is not an additional tax; the tax liability of person subject
        |_|_|_|-|_|_|-|_|_|_|_|                  to backup withholding will be reduced by the amount of tax withheld.

Part 2. BACKUP WITHHOLDING                       You may be notified that you are subject to backup withholding under section
                                                 3406(a)(1)(C) because you have underreported interest or dividends or you were
[ ] Check the box if the account                 required to, but failed to, file a return which would have included a reportable
Backup Withholding under the provisions          interest or dividend payment. If you have been is subject to so notified, check
of Section 3406(a)(1)(C) of the                  the box in PART 2 at left.
Internal Revenue Code.

------------------------------------------------------------------------------------------------------------------------------------




  MILLER
  ANDERSON
__& SHERRERD, LLP __ ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185 ________________________________________________

                                                                                                                   SIDE ONE OF TWO +


--MAS-------------------------------------------------------------------------------------------------------------------------------
MAS FUNDS

(5) TELEPHONE REDEMPTION OPTION

Please sign below if you wish to redeem or exchange shares by telephone. Redemption proceeds requested by phone may only be mailed to the account's primary registration address or wired according to bank instructions provided in writing. A signature guarantee is required if the bank account listed below is not registered identically to your Fund Account.

The Fund and its agents shall not be liable for reliance on phone instructions reasonably believed to be genuine. The Fund will maintain procedures designed to authenticate telephone instructions received.

Telephone requests for redemptions or exchanges will not be honored unless signature appears below.

(X)
-----------------------------------------------------------------------------------------------
     Signature                                                            Date
------------------------------------------------------------------------------------------------------------------------------------

(6) WIRING INSTRUCTIONS -- The instructions provided below may only be changed by written notification.

     Please check appropriate box(es):

     [ ] Wire redemption proceeds
     [ ] Wire distribution proceeds (please complete box (7) below)

     ____________________________________________________________________           _____________________________________________
            Name of Commercial Bank (Net Savings Bank)                                              Bank Account No.


     ____________________________________________________________________________________________________________________________
                                           Name(s) in which your Bank Account is Established

     ____________________________________________________________________________________________________________________________
                                                         Bank's Street Address

     ___________________________________________________________________________________________   ______________________________
      City                                         State                               Zip             Routing/ABA  Number

------------------------------------------------------------------------------------------------------------------------------------

(7) DISTRIBUTION OPTION -- Income dividends and capital gains distributions (if     |  (8) WIRING
any) will be reinvested in additional shares if no box is checked below. The        |      INSTRUCTIONS
instructions provided below may only be changed by written notification.            |      For purchasing Shares by wire,
                                                                                    |      please send a Fedwire payment to:
                                                                                    |
[ ] Income dividends and capital gains to be paid in cash.                          |      The Chase Manhattan Bank
                                                                                    |      1 Chase Manhattan Plaza
[ ] Income dividends to be paid in cash and capital gains distribution in           |      New York, NY 10081
    additional shares.                                                              |      ABA# 021000021
                                                                                    |      DDA# 910-2-734143
[ ] Income dividends and capital gains to be reinvested in                          |
    additional shares.                                                              |      Attn: MAS Funds Subscription Account
                                                                                    |      Ref. Equity Portfolio, your
If cash option is chosen, please indicate instructions below:                       |           Account number,
                                                                                    |           your Account name)
[ ] Mail distribution check to the name and address in which account is             |
    registered.                                                                     |
                                                                                    |
[ ] Wire distribution to the same commercial bank indicated in Section 6 above.     |
                                                                                    |
------------------------------------------------------------------------------------------------------------------------------------

SIGNATURE(S) OF ALL HOLDERS AND TAXPAYER CERTIFICATION

The undersigned certify that I/we have full authority and legal capacity to purchase shares of the Fund and affirm that I/we have received a current MAS Funds Prospectus and agree to be bound by its terms. Under penalties of perjury I/we certify that the information provided in Section 4 above is true, correct and complete. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

(X)__________________________________________________________       ______________________________________________________________
Signature                                             Date         |                                                              |
                                                                   |                                                              |
(X)__________________________________________________________      |                       FOR INTERNAL USE ONLY                  |
Signature                                             Date         |                                                              |
                                                                   | (X)________________________________________________________  |
(X)__________________________________________________________      |       Signature                                    Date      |
Signature                                             Date         |                                                              |
                                                                   |  __________________________________________________________  |
(X)__________________________________________________________      |                                                              |
Signature                                             Date         |                 O [ ]   F [ ]     OR [ ]    S [ ]            |
                                                                   |                                                              |
          This application is separate from the prospectus.        |                                                              |
                                                                   |______________________________________________________________|

  MILLER
  ANDERSON
__& SHERRERD, LLP __ ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185 ________________________________________________

                                                                                                                     SIDE TWO OF TWO

                               January 20, 1998


   Investment Adviser and Administrator: Transfer Agent:

   Miller Anderson & Sherrerd, LLP           Chase Global Funds Services Company
   One Tower Bridge                          73 Tremont Street
   West Conshohocken,                        Boston, Massachusetts
   Pennsylvania 19428-2899                   02108-0913


                            General Distribution Agent:

                            MAS Fund Distribution, Inc.
                            One Tower Bridge
                            P.O. Box 868
                            West Conshohocken,
                            Pennsylvania 19428-0868



--------------------------------------------------------------------------------

                               Table of Contents



                                                               Page
                                                              ------
Fund Expenses  .............................................     2
Prospectus Summary   .......................................     3
Financial Highlights .......................................     5
Yield and Total Return  ....................................     6
Investment Suitability  ....................................     7
Investment Limitations  ....................................     8
Portfolio Summaries  .......................................     9
Prospectus Glossary:
 Strategy   ................................................    10
 Investments   .............................................    10
General Shareholder Information  ...........................    16
    Purchase of Shares  ....................................    16



                                                               Page
                                                              ------
    Redemption of Shares   .................................    17
    Shareholder Services   .................................    18
    Valuation of Shares ....................................    19
    Dividends, Capital Gains Distributions
     and Taxes .............................................    19
Investment Adviser   .......................................    21
Portfolio Management .......................................    22
Administrative Services    .................................    22
Distribution Plan ..........................................    22
General Distribution Agent .................................    22
Portfolio Transactions  ....................................    22
Other Information ..........................................    23
Trustees and Officers   ....................................    24




--------------------------------------------------------------------------------
MAS Funds - 28

---------------------MAS--------------------------------------------------------
                  ---------
                  MAS FUNDS

                  -------------------------------------
                          ADVISER CLASS PROSPECTUS
                  -------------------------------------





                  MILLER
                  ANDERSON
                  & SHERRERD, LLP
__________________ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185_